MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                      People's Bank Credit Card Master Trust

                     For the August 9, 1996 Determination Date

                        For the July 1996 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, (the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2. People's Bank is Servicer under the Pooling and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. The date of this Certificate is August 9, 1996, which is a Determination Date under the Pooling and Servicing Agreement.

5. The aggregate amount of Collections processed during the preceding
   Monthly Period (equal to 5(a) plus 5(b)) was equal to.....$  188,996,475.11

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections
        of Finance Charge Receivables") was equal to.........$   24,434,398.04

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") was equal to............. $  164,562,077.07

6. The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to.................$1,694,424,654.71

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                                     "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the Pooling and Servicing Agreement, is equal to...........$ 109,148,262.21

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 9th Day of August 1996.

                            PEOPLE'S BANK
                            Servicer

                            By :  /s/ Bob Mihalcik
                                Name: Bob Mihalcik
                                Title: Vice President


                                                      Schedule  -  to Monthly
                                                      Servicer's Certificate
                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1993-1

                    For the August 9, 1996 Determination Date

                        For the July 1996 Monthly Period

1.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to.....$  20,443,205.00

     (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1993-1 was
         equal to.............................................$   1,191,075.82

     (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1993-1 was equal
         to...................................................$  19,252,129.18

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1993-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1993-1 as of the Transfer Date
   relating to the preceding Monthly Period was equal to......$   1,191,075.82

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1993-1, as of the end of the last day of the preceding Monthly Period was equal to..................$  16,666,666.67

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
       be.....................................................$  16,666,666.67

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1993-1 as of the end of the last day of the preceding
   Monthly Period was equal to................................$           0.00

5. The aggregate amount of drawings required to be made under the Surety Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the current
   calendar month is equal to.................................$           0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1993-1 on the next succeeding Transfer
       Date is equal to.......................................$      29,177.92

   (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
       succeeding Transfer Date is equal to...................$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1993-1 on the Distribution Date in the current Monthly Period is equal to:

            Payable in respect of principal...................$  16,666,666.67
            Payable in respect of interest....................$     333,333.33
               Total..........................................$  17,000,000.00

8. No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                      Servicer's Certificate
                                  PEOPLE'S BANK

               People's Bank Credit Card Master Trust, Series 1994-1

                     For the August 9, 1996 Determination Date

                        For the July 1996 Monthly Period

1. The aggregate amount of Collections processed during the preceding Monthly
   Period (equal to 1(a) plus 1(b)) was equal to..............$  22,110,711.15

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-1 was equal
        to....................................................$   2,858,581.98

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables"") allocated to Series 1994-1 was equal
        to....................................................$  19,252,129.18

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-1 as of the Transfer Date relating to the preceding Monthly Period was equal
   to.........................................................$   2,858,581.98

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-1, as of the end of the last
        day of the preceding Monthly Period was equal to......$           0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination
        Date, will be.........................................$           0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-1 as of the end of the last day of the preceding
   Monthly Period was equal to................................$           0.00

5  The aggregate amount of drawings required to be made under the Surety
   Bond pursuant to Section 4.6 or 4.11 on the Determination Date in the
   current calendar month is equal to.........................$           0.00

6.  (a)  The aggregate amount of Recoveries to be deposited to the
         Collection Account and allocated to Series 1994-1 on the next
         succeeding Transfer Date is equal to.................$      70,026.99

    (b)  The amount of earnings (net of losses and investment expenses)
         on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on
         the next succeeding Transfer Date is equal to........$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-1 on the Distribution Date in the current Monthly Period is equal to:

            Payable in respect of principal...................$           0.00
            Payable in respect of interest....................$     850,000.00
              Total...........................................$     850,000.00

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                      Schedule  -  to Monthly
                                                      Servicer's Certificate
                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1994-2

                    For the August 9, 1996 Determination Date

                        For the July 1996 Monthly Period

1. The aggregate amount of Collections processed during the preceding
   Monthly Period (equal to 1(a) plus 1(b)) was equal to......$  44,221,422.30

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1994-2 was equal
        to....................................................$   5,717,163.95

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1994-2 was equal
        to....................................................$  38,504,258.35

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1994-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1994-2 as of the Transfer Date relating to the preceding Monthly Period was equal
   to.........................................................$   5,717,163.95

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1994-2, as of the end of the last day
       of the preceding Monthly Period was equal to...........$           0.00

   (b) The aggregate amount of funds which will be on deposit in the
       Principal Account on the Transfer Date following this Determination
       Date, will be..........................................$           0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1994-2 as of the end of the last day of the preceding
   Monthly Period was equal to................................$           0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date
   in the current calendar month is equal to..................$           0.00

6. (a)  The aggregate amount of Recoveries to be deposited to the
        Collection Account and allocated to Series 1994-2 on the next
        succeeding Transfer Date is equal to..................$     140,053.97

   (b)  The amount of earnings (net of losses and investment expenses)
        on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on
        the next succeeding Transfer Date is equal to.........$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1994-2 on the Distribution Date in the current Monthly Period is equal to:

            Class A Certificateholders
            Payable in respect of principal...................$           0.00
            Payable in respect of interest....................$   1,847,526.12
            Total.............................................$   1,847,526.12

            Class B Certificateholders
            Payable in respect of principal...................$           0.00
            Payable in respect of interest....................$     101,543.77
            Total.............................................$     101,543.77

8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                      Schedule  -  to Monthly
                                                      Servicer's Certificate
                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1995-1

                     For the August 9, 1996 Determination Date

                        For the July 1996 Monthly Period

 1. The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 1(a) plus 1(b)) was equal to.....$  44,221,422.30

     (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1995-1 was equal
         to...................................................$   5,717,163.95

     (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1995-1 was equal
         to...................................................$  38,504,258.35

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
   to.........................................................$   5,717,163.95

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day
       of the preceding Monthly Period was equal to...........$           0.00

   (b) The aggregate amount of funds which will be on deposit in the
       Principal Account on the Transfer Date following this Determination
       Date, will be..........................................$           0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
   Monthly Period was equal to................................$           0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
   the current calendar month is equal to.....................$           0.00

6. (a)  The aggregate amount of Recoveries to be deposited to the
        Collection Account and allocated to Series 1995-1 on the next
        succeeding Transfer Date is equal to..................$     140,053.97

   (b)  The amount of earnings (net of losses and investment expenses)
        on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on
        the next succeeding Transfer Date is equal to.........$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

            Class A Certificateholders
            Payable in respect of principal...................$           0.00
            Payable in respect of interest....................$   1,863,887.23
            Total.............................................$   1,863,887.23

            Class B Certificateholders
            Payable in respect of principal...................$           0.00
            Payable in respect of interest....................$     100,682.66
            Total.............................................$     100,682.66


8. No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                      Schedule  -  to Monthly
                                                      Servicer's Certificate
                                  PEOPLE'S BANK

              People's Bank Credit Card Master Trust, Series 1996-1

                    For the August 9, 1996 Determination Date

                        For the July 1996 Monthly Period

1. The aggregate amount of Collections processed during the preceding
   Monthly Period (equal to 1(a) plus 1(b)) was equal to......$  24,969,293.13

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
        to....................................................$   5,717,163.95

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 1996-1 was equal
        to....................................................$  19,252,129.18

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
   to.........................................................$   5,717,163.95

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day
       of the preceding Monthly Period was equal to...........$           0.00

   (b) The aggregate amount of funds which will be on deposit in the
       Principal Account on the Transfer Date following this Determination
       Date, will be..........................................$           0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
   Monthly Period was equal to................................$           0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
   the current calendar month is equal to.....................$           0.00

6. (a)  The aggregate amount of Recoveries to be deposited to the
        Collection Account and allocated to Series 1996-1 on the next
        succeeding Transfer Date is equal to..................$     140,053.97

   (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on
        the next succeeding Transfer Date is equal to.........$           0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

            Class A Certificateholders
            Payable in respect of principal...................$           0.00
            Payable in respect of interest....................$   1,842,664.21
            Total.............................................$   1,842,664.21

            Class B Certificateholders
            Payable in respect of principal...................$           0.00
            Payable in respect of interest....................$     104,812.63
            Total.............................................$     104,812.63

 8. No Series Pay Out Event or Trust Pay Out Event has occurred.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1993-1
                            MONTHLY SERVICER'S REPORT

 Number of Months Series in Existence                                       38
 Monthly Period Ended                                            July 31, 1996
 Distribution Date                                             August 15, 1996
 Determination Date                                             August 9, 1996


1.  Trust Activity Series 1993-1

    Beginning of Month - Aggregate Principal Receivables      1,709,546,778.56

    Principal Collections on the Receivables                    164,562,077.07

    Finance Charge Receivables                                   24,434,398.04

    Receivables in Defaulted Accounts                             8,577,132.27

    End of Month - Aggregate Principal Receivables            1,694,424,654.71

    Investor Interest Series 1993-1                              66,666,666.67
    Investor Interest Series 1994-1                             200,000,000.00
    Investor Interest Series 1994-2                             400,000,000.00
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Seller Principal Receivables                                227,757,988.04

    Investor Percentage with respect to...
                           Finance Charges                          3.9344722%
                           Charged-Off Accounts                     3.9344722%
                           Principal Receivables                   11.8034165%

    Seller Percentage with respect to ...
                           Finance Charges                         13.4416120%
                           Charged-Off Accounts                    13.4416120%
                           Principal Receivables                   17.3760842%

2.  Allocation of Funds in Collection Account

    Available Finance Charge Collections                          1,191,075.82

    Available Principal Collections                              19,252,129.18

    Investor Default Amount                                         418,099.72

    Aggregate Collections Allocated to Certificateholders        20,443,205.00

    Monthly Certificate Interest Payable to Certificateholders
    (See "Calculation of Certificate Interest" #3)                  333,333.33

    Monthly Principal Payable To Certificateholders
    (See "Calculation of Monthly Principal" #4)                  16,666,666.67

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                   3,003,562.22

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Collections Available to Reimburse Investor Charge offs         294,243.47

    Aggregate Investor Charge Offs                                        0.00

    Reimbursed Investor Charge Offs                                       0.00
    Reimbursed Investor Charge Offs per $1,000 Original Investment        0.00

    Monthly Investor Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 138,888.89

    Monthly Certificate Insurer Fee                                   6,510.42

    Excess Servicing (Shortfall) (dollars)                          294,243.47
    Excess Servicing (Shortfall) (percentage of Investor Interest)       4.24%

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Surety Bond Claim                                                     0.00

    Certificate Insurer Fee Shortfall                                     0.00

    Servicing Fee Shortfall                                               0.00

    Investor Charge Offs                                                  0.00
    Investor Charge Offs per $1,000 Original Investment                   0.00

    Investor Certificate Interest Shortfall (Deficiency Amount)           0.00

    Payments To Certificate Insurer                                       0.00

    Deposits In Cash Collateral Account                                   0.00

    Required Shared Finance Charge Collections for other Series           0.00
    Deposit of Shared Finance Charge Collections for other Series         0.00

    Total Distribution to Investors                              17,000,000.00
    Total Distribution to Investors per $1,000 Invested                  85.00

3.  Calculation of Certificate Interest

    Certificate Rate                                                  4.80000%

    This Month Certificate Interest                                 333,333.33

    Previous Month's Deficiency Amount                                    0.00

    Total Certificate Interest Distributable to Certificateholders 333,333.33 Total Certificate Interest Distributable per $1,000 of Original
     Investment                                                           1.67

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                  83,333,333.33

    Available Principal Collections                              19,252,129.18

    Investor Default Amount                                         418,099.72

    Total Investor Monthly Principal                             19,670,228.89

    Investor Monthly Principal Reinvested in Receivables          3,003,562.22

    Controlled Amortization Amount                               16,666,666.67

    Maximum Monthly Principal to Certificateholders              16,666,666.67

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00

    Draw on Shared Principal Collections from other Series                0.00

    Deficit Controlled Amortization Amount                                0.00

    Monthly Principal Payable to Certificateholders              16,666,666.67
    Monthly Principal Payable per $1,000 of Original Investment          83.33

    Ending Investor Interest                                     66,666,666.67

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                    0.3333333

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Investor Interest                                   83,333,333.33

   Monthly Servicing  Fee                                           138,888.89

7.  Calculation of Remaining Surety Bond Amount

    Available Surety Bond Amount on Previous Payment Date         9,000,000.00

    Stated Surety Bond Amount                                     7,500,000.00

    Unreimbursed Claims on Surety Bond                                    0.00

    Reimbursements of Claims on Surety Bond                               0.00

    Available Surety Bond Amount (Dollars)                        7,500,000.00
    Available Surety Bond Amount (Percentage)                            9.00%

8.  Cash Collateral Account Activity

    Beginning of Month Balance                                    3,500,000.00

    Required Cash Collateral Account Amount                       2,916,666.67

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account          16,925.20

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount (Dollars)                    2,916,666.67
    Available Cash Collateral Amount (Percentage)                        3.50%

    Total Credit Enhancement Percentage                                 12.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                              101,299,788.30
                           Percent Dollars                               5.98%
                           Number of Accts                              36,452
                           Percent Number of Accts                       2.92%

    31-60 days past due    Dollars                               25,292,436.04
                           Percent Dollars                               1.49%
                           Number of Accts                               8,680
                           Percent Number of Accts                       0.69%

    61-90 days past due    Dollars                               16,240,685.29
                           Percent Dollars                               0.96%
                           Number of Accts                               5,421
                           Percent Number of Accts                       0.43%

    91-120 days past due   Dollars                               11,514,202.23
                           Percent Dollars                               0.68%
                           Number of Accts                               3,631
                           Percent Number of Accts                       0.29%

    121-150 days past due  Dollars                                9,021,635.94
                           Percent Dollars                               0.53%
                           Number of Accts                               2,710
                           Percent Number of Accts                       0.22%

    151-180 days past due  Dollars                                7,362,991.95
                           Percent Dollars                               0.43%
                           Number of Accts                               2,113
                           Percent Number of Accts                       0.17%

    181 + days past due    Dollars                               12,444,065.84
                           Percent Dollars                               0.73%
                           Number of Accts                               3,489
                           Percent Number of Accts                       0.28%

10. Base Rate Calculation

    Base Rate                                                            6.90%

    Portfolio Yield        (net of losses)                              11.13%

    Excess of Portfolio Yield over Base Rate                             4.23%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                               1,139
    Ending Number of Accounts                                        1,249,296


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-1
                            MONTHLY SERVICER'S REPORT

 Number of Months Series in Existence                                       30
 Monthly Period Ended                                            July 31, 1996
 Distribution Date                                             August 15, 1996
 Determination Date                                             August 9, 1996

 1. Trust Activity Series 1994-1

    Beginning of Month - Aggregate Principal Receivables      1,709,546,778.56

    Principal Collections on the Receivables                    164,562,077.07

    Finance Charge Receivables                                   24,434,398.04

    Receivables in Defaulted Accounts                             8,577,132.27

    End of Month - Aggregate Principal Receivables            1,694,424,654.71

    Investor Interest Series 1993-1                              66,666,666.67
    Investor Interest Series 1994-1                             200,000,000.00
    Investor Interest Series 1994-2                             400,000,000.00
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Seller Principal Receivables                                227,757,988.04

    Investor Percentage with respect to...
                           Finance Charges                         11.8034165%
                           Charged-Off Accounts                    11.8034165%
                           Principal Receivables                   11.8034165%

    Seller Percentage with respect to ...
                           Finance Charges                         13.4416120%
                           Charged-Off Accounts                    13.4416120%
                           Principal Receivables                   17.3760842%

2.  Allocation of Funds in Collection Account

    Available Finance Charge Collections                          2,858,581.98

    Available Principal Collections                              19,252,129.18

    Investor Default Amount                                       1,003,439.32

    Aggregate Collections Allocated to Certificateholders        22,110,711.15

    Monthly Certificate Interest Payable to Certificateholders
    (See "Calculation of Certificate Interest" #3)                  850,000.00

    Monthly Principal Payable To Certificateholders
    (See "Calculation of Monthly Principal" #4)                           0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                  20,255,568.49

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Collections Available to Reimburse Investor Charge offs         656,184.32

    Aggregate Investor Charge Offs                                        0.00

    Reimbursed Investor Charge Offs                                       0.00
    Reimbursed Investor Charge Offs per $1,000 Original Investment        0.00

    Monthly Investor Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 333,333.33

    Monthly Certificate Insurer Fee                                  15,625.00

    Excess Servicing (Shortfall) (dollars)                          656,184.32
    Excess Servicing (Shortfall) (percentage of Investor Interest)       3.94%

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Surety Bond Claim                                                     0.00

    Certificate Insurer Fee Shortfall                                     0.00

    Servicing Fee Shortfall                                               0.00

    Investor Charge Offs                                                  0.00
    Investor Charge Offs per $1,000 Original Investment                   0.00

    Investor Certificate Interest Shortfall (Deficiency Amounts)          0.00

    Payments To Certificate Insurer                                       0.00

    Deposits In Cash Collateral Account                                   0.00

    Required Shared Finance Charge Collections for other Series           0.00
    Deposit of Shared Finance Charge Collections for other Series         0.00

    Total Distribution to Investors                                 850,000.00
    Total Distribution to Investors per $1,000 Invested                   4.25

3.  Calculation of Certificate Interest

    Certificate Rate                                                  5.10000%

    This Month Certificate Interest                                 850,000.00

    Previous Month's Deficiency Amount                                    0.00


    Total Certificate Interest Distributable to Certificate-
     holders                                                        850,000.00
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                  4.25

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                 200,000,000.00

    Available Principal Collections                              19,252,129.18

    Investor Default Amount                                       1,003,439.32

    Total Investor Monthly Principal                             20,255,568.49

    Investor Monthly Principal Reinvested in Receivables         20,255,568.49

    Controlled Amortization Amount                                        0.00

    Maximum Monthly Principal to Certificateholders                       0.00

    Required Shared Principal Collections for other Series                0.00
    Deposit of Shared Principal Collections for other Series              0.00
    Required Shared Principal Collections from other Series               0.00

    Draw on Shared Principal Collections from other Series                0.00

    Deficit Controlled Amortization Amount                                0.00

    Monthly Principal Payable to Certificateholders                       0.00
    Monthly Principal Payable per $1,000 of Original Investment           0.00

    Ending Investor Interest                                    200,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                    1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Investor Interest                                  200,000,000.00

   Monthly Servicing Fee                                            333,333.33

7. Calculation of Remaining Surety Bond Amount

   Available Surety Bond Amount on Previous Payment Date         18,000,000.00

   Stated Surety Bond Amount                                     18,000,000.00

   Unreimbursed Claims on Surety Bond                                     0.00

   Reimbursements of Claims on Surety Bond                                0.00

   Available Surety Bond Amount (Dollars)                        18,000,000.00
   Available Surety Bond Amount (Percentage)                             9.00%

 8.  Cash Collateral Account Activity

     Beginning of Month Balance                                   7,000,000.00

     Required Cash Collateral Account Amount                      7,000,000.00

     Cash Collateral Account Deposits                                     0.00

     Reinvestment Income Received on Cash Collateral Account         33,850.41

     Aggregate Cash Collateral Account Draws                              0.00

     Available Cash Collateral Amount (Dollars)                   7,000,000.00
     Available Cash Collateral Amount (Percentage)                       3.50%

     Total Credit Enhancement Percentage                                12.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                              101,299,788.30
                           Percent Dollars                               5.98%
                           Number of Accts                              36,452
                           Percent Number of Accts                       2.92%

    31-60 days past due    Dollars                               25,292,436.04
                           Percent Dollars                               1.49%
                           Number of Accts                               8,680
                           Percent Number of Accts                       0.69%

    61-90 days past due    Dollars                               16,240,685.29
                           Percent Dollars                               0.96%
                           Number of Accts                               5,421
                           Percent Number of Accts                       0.43%

    91-120 days past due   Dollars                               11,514,202.23
                           Percent Dollars                               0.68%
                           Number of Accts                               3,631
                           Percent Number of Accts                       0.29%

    121-150 days past due  Dollars                                9,021,635.94
                           Percent Dollars                               0.53%
                           Number of Accts                               2,710
                           Percent Number of Accts                       0.22%

    151-180 days past due  Dollars                                7,362,991.95
                           Percent Dollars                               0.43%
                           Number of Accts                               2,113
                           Percent Number of Accts                       0.17%

    181 + days past due    Dollars                               12,444,065.84
                           Percent Dollars                               0.73%
                           Number of Accts                               3,489
                           Percent Number of Accts                       0.28%

10. Base Rate Calculation

    Base Rate                                                            7.20%

    Portfolio Yield (net of losses)                                     11.13%

    Excess of Portfolio Yield over Base Rate                             3.93%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                               1,139
    Ending Number of Accounts                                        1,249,296


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1994-2
                            MONTHLY SERVICER'S REPORT


 Number of Months Series in Existence                                       22
 Monthly Period Ended                                            July 31, 1996
 Distribution Date                                             August 15, 1996
 Determination Date                                             August 9, 1996
 Number of Days in Period                                                   31


1.  Trust Activity Series 1994-2

    Beginning of Month - Aggregate Principal Receivables      1,709,546,778.56

    Principal Collections on the Receivables                    164,562,077.07

    Finance Charge Receivables                                   24,434,398.04

    Receivables in Defaulted Accounts                             8,577,132.27

    End of Month - Aggregate Principal Receivables            1,694,424,654.71

    Investor Interest Series 1993-1                              66,666,666.67
    Investor Interest Series 1994-1                             200,000,000.00
    Investor Interest Series 1994-2                             400,000,000.00
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Seller Principal Receivables                                227,757,988.04

    Total Investor Percentage with respect to...
                           Finance Charges                         23.6068331%
                           Charged-Off Accounts                    23.6068331%
                           Principal Receivables                   23.6068331%

    Class A Percentage with respect to...
                           Finance Charges                         22.4264914%
                           Charged-Off Accounts                    22.4264914%
                           Principal Receivables                   22.4264914%

    Class B Percentage with respect to...
                           Finance Charges                          1.1803417%
                           Charged-Off Accounts                     1.1803417%
                           Principal Receivables                    1.1803417%

    Seller Percentage with respect to ...
                           Finance Charges                         13.4416120%
                           Charged-Off Accounts                    13.4416120%
                           Principal Receivables                   17.3760842%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                  5,431,305.75

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)                1,847,526.12
    Unpaid Class A Monthly Cap Interest                                   0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 633,333.33
    Unpaid Class A Monthly Servicing Fee                                  0.00

    Class A Investor Default Amount                               1,906,534.70
    Unreimbursed Class A Investor Charge-offs                             0.00

    Excess Spread from Class A Finance Charge Collections         1,043,911.60

    Class A Required Amount                                               0.00

    Class B Available Finance Charge Collections                    285,858.20

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  101,543.77
    Unpaid Class B Monthly Cap Interest                                   0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  33,333.33
    Unpaid Class B Monthly Servicing Fee                                  0.00

    Class B Investor Default Amount                                 100,343.93
    Unreimbursed Class B Investor Charge-offs                             0.00

    Excess Spread from Class B Finance Charge Collections            50,637.17

    Class B Required Amount                                               0.00

    Total Excess Spread                                           1,094,548.77

    Excess Spread used to Satisfy Class A Required Amount                 0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Cap
      Interest                                                            0.00
     Excess Spread used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Excess Spread used to satisfy Unreimbursed Class A Investor
      Charge-offs                                                         0.00
     Remaining Class A Required Amount                                    0.00

    Excess Spread used to satisfy Class B Required Amount                 0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap
      Interest                                                            0.00
     Excess Spread used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                         0.00
     Remaining Class B Required Amount                                    0.00

    Shared Finance Charges used to satisfy Remaining Class A
      Required Amount                                                     0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
      Required Amount                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A
      Monthly Cap Interest                                                0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A
      Monthly Servicing Fee                                               0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

    Class B Reallocated Amount used to satisfy Remaining Class A
      Required Amount                                                     0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A
      Monthly Cap Interest                                                0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A
      Monthly Servicing Fee                                               0.00
     Class B Reallocated Amount used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

    Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-offs                                                 0.00

    Shared Finance Charges used to satisfy Remaining Class B
      Required Amount                                                     0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Cap Interest                                                        0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class B
      Investor Charge-offs                                                0.00
     Remaining Class B Required Amount                                    0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
      Required Amount                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B
      Monthly Cap Interest                                                0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B
      Monthly Servicing Fee                                               0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
      Investor Charge-offs                                                0.00
     Remaining Class B Required Amount                                    0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                        0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                        0.00

    Excess Spread used to satisfy reimbursements of Class B Interest      0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                   0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                             0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                             0.00

    Excess Spread used to satisfy payments per Loan Agreement     1,094,548.77

    Excess Spread used to satisfy Class A Excess Interest                 0.00

    Excess Spread used to satisfy Class B Excess Interest                 0.00

    Remaining Excess Servicing (Shortfall) (dollars)              1,076,948.77
    Remaining Excess Servicing (Shortfall) (percentage of
     Investor Interest)                                                  3.23%

    Class A Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                 0.00

    Class A Charge-offs                                                   0.00
    Unreimbursed Class A Charge Offs                                      0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment       0.00

    Class A Monthly Servicing Fee Shortfall                               0.00

    Class B Investor Certificate Interest Shortfall                       0.00

    Class B Charge-offs                                                   0.00
    Unreimbursed Class B Charge Offs                                      0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment       0.00

    Class B Monthly Servicing Fee Shortfall                               0.00

    Available Principal Collections                              38,504,258.35

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                           0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                           0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                  40,511,136.98

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                 0.00

    Required Shared Finance Charge Collections for other Series           0.00
    Deposit of Shared Finance Charge Collections for other Series         0.00

    Total Distribution to Class A Investors                       1,847,526.12
    Total Distribution to Class A Investors per $1,000 Invested           4.86

    Total Distribution to Class B Investors                         101,543.77
    Total Distribution to Class B Investors per $1,000 Invested           5.08

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                          5.64609%
    Class A Interest Rate Cap Provider Deposit                            0.00

    Previous Month's Class A Deficiency Amount                            0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                               0.00

    This Month Class A Certificate Interest                       1,847,526.12

    Expected Class A Principal                                  380,000,000.00
    This Month Class A Cap Shortfall                                      0.00
    Class A Excess Interest                                               0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                           1,847,526.12
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                          4.86

    Class B Certificate Rate                                          5.89609%
    Class B Interest Rate Cap Provider Deposit                            0.00

    Previous Month's Class B Deficiency Amount                            0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                    0.00

    This Month Class B Certificate Interest                         101,543.77

    Expected Class B Principal                                   20,000,000.00
    This Month Class B Cap Shortfall                                      0.00
    Class B Excess Interest                                               0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             101,543.77
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                  5.08

    Total Certificate Interest Distributable to
     Certificateholders                                           1,949,069.89
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                  4.87

 4.  Calculation of Monthly Principal

     Beginning Investor Interest                                400,000,000.00

     Beginning Class A Interest                                 380,000,000.00

     Class A Available Principal Collections                     36,579,045.44
     Class A Monthly Unreimbursed Charge-Offs                             0.00
     Total Class A Monthly Principal                             38,485,580.14

     Class A Monthly Principal Reinvested in Receivables         38,485,580.14

     Class A Controlled Amortization Amount                               0.00

     Maximum Monthly Principal to Class A Certificateholders              0.00

     Class A Deficit Controlled Amortization Amount                       0.00

     Monthly Principal Payable to Class A Certificateholders              0.00
     Class A Monthly Principal Payable per $1,000 of Original
      Investment                                                          0.00

     Beginning Class B Interest                                  20,000,000.00

     Class B Available Principal Collections                      1,925,212.92
     Class B Monthly Unreimbursed Charge-Offs                             0.00
     Total Class B Monthly Principal                              2,025,556.84

     Class B Reallocated Principal                                        0.00
     Prior Month's Cumulative Class B Reallocated Principal               0.00
     Class B Reduction of Interest                                        0.00
     Prior Month's Cumulative Class B Reduction of Interest               0.00

     Class B Monthly Principal Reinvested in Receivables          2,025,556.84

     Class B Controlled Amortization Amount                               0.00

     Maximum Monthly Principal to Class B Certificateholders              0.00

     Required Shared Principal Collections for other Series               0.00
     Deposit of Shared Principal Collections for other Series             0.00
     Required Shared Principal Collections from other Series              0.00
     Draw on Shared Principal Collections from other Series               0.00

     Class B Deficit Controlled Amortization Amount                       0.00

     Monthly Principal Payable to Class B Certificateholders              0.00
     Class B Monthly Principal Payable per $1,000 of Original
      Investment                                                          0.00

     Ending Investor Interest                                   400,000,000.00
     Ending Class A Interest                                    380,000,000.00
     Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                      1.000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                          380,000,000.00
   Beginning Class B Investor Interest                           20,000,000.00
   Beginning Investor Interest                                  400,000,000.00

   Class A Monthly Servicing Fee                                    633,333.33
   Class B Monthly Servicing Fee                                     33,333.33
   Total Monthly Servicing Fee                                      666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                   36,000,000.00

    Required Cash Collateral Account Amount                      36,000,000.00

    Excess Spread used to satisfy payments per loan agreement     1,094,548.77

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account          57,887.50

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount (Dollars)                   36,000,000.00
    Available Cash Collateral Amount (Percentage)                        9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                              101,299,788.30
                           Percent Dollars                               5.98%
                           Number of Accts                              36,452
                           Percent Number of Accts                       2.92%

    31-60 days past due    Dollars                               25,292,436.04
                           Percent Dollars                               1.49%
                           Number of Accts                               8,680
                           Percent Number of Accts                       0.69%

    61-90 days past due    Dollars                               16,240,685.29
                           Percent Dollars                               0.96%
                           Number of Accts                               5,421
                           Percent Number of Accts                       0.43%

    91-120 days past due   Dollars                               11,514,202.23
                           Percent Dollars                               0.68%
                           Number of Accts                               3,631
                           Percent Number of Accts                       0.29%

    121-150 days past due  Dollars                                9,021,635.94
                           Percent Dollars                               0.53%
                           Number of Accts                               2,710
                           Percent Number of Accts                       0.22%

    151-180 days past due  Dollars                                7,362,991.95
                           Percent Dollars                               0.43%
                           Number of Accts                               2,113
                           Percent Number of Accts                       0.17%

    181 + days past due    Dollars                               12,444,065.84
                           Percent Dollars                               0.73%
                           Number of Accts                               3,489
                           Percent Number of Accts                       0.28%

 9. Base Rate Calculation

    Base Rate                                                            7.65%

    Portfolio Yield   (net of losses)                                   11.13%

    Excess of Portfolio Yield over Base Rate                             3.48%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                               1,139
    Ending Number of Accounts                                        1,249,296


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                        17
Monthly Period Ended                                             July 31, 1996
Distribution Date                                              August 15, 1996
Determination Date                                              August 9, 1996
Number of Days in Period                                                    31

1.  Trust Activity Series 1995-1

    Beginning of Month - Aggregate Principal Receivables      1,709,546,778.56

    Principal Collections on the Receivables                    164,562,077.07

    Finance Charge Receivables                                   24,434,398.04

    Receivables in Defaulted Accounts                             8,577,132.27

    End of Month - Aggregate Principal Receivables            1,694,424,654.71

    Investor Interest Series 1993-1                              66,666,666.67
    Investor Interest Series 1994-1                             200,000,000.00
    Investor Interest Series 1994-2                             400,000,000.00
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Seller Principal Receivables                                227,757,988.04

    Total Investor Percentage with respect to...
                           Finance Charges                         23.6068331%
                           Charged-Off Accounts                    23.6068331%
                           Principal Receivables                   23.6068331%

    Class A Percentage with respect to...
                           Finance Charges                         22.4264914%
                           Charged-Off Accounts                    22.4264914%
                           Principal Receivables                   22.4264914%

    Class B Percentage with respect to...
                           Finance Charges                          1.1803417%
                           Charged-Off Accounts                     1.1803417%
                           Principal Receivables                    1.1803417%

    Seller Percentage with respect to ...
                           Finance Charges                         13.4416120%
                           Charged-Off Accounts                    13.4416120%
                           Principal Receivables                   17.3760842%

    Class A Available Finance Charge Collections                  5,431,305.75

    Class A Monthly Cap Interest Payable to Class A
     Certificateholders
    (See "Calculation of Certificate Interest" #3)                1,863,887.23
     Unpaid Class A Monthly Cap Interest                                  0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 633,333.33
     Unpaid Class A Monthly Servicing Fee                                 0.00

    Class A Investor Default Amount                               1,906,534.70
    Unreimbursed Class A Investor Charge-offs                             0.00

    Excess Spread from Class A Finance Charge Collections         1,027,550.49

    Class A Required Amount                                               0.00

    Class B Available Finance Charge Collections                    285,858.20

    Class B Monthly Cap Interest Payable to Class B
     Certificateholders
    (See "Calculation of Certificate Interest" #3)                  100,682.66
     Unpaid Class B Monthly Cap Interest                                  0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                  33,333.33
     Unpaid Class B Monthly Servicing Fee                                 0.00

    Class B Investor Default Amount                                 100,343.93
    Unreimbursed Class B Investor Charge-offs                             0.00

    Excess Spread from Class B Finance Charge Collections            51,498.28

    Class B Required Amount                                               0.00

    Total Excess Spread                                           1,079,048.76

    Excess Spread used to Satisfy Class A Required Amount                 0.00
     Excess Spread used to satisfy Unpaid Class A Monthly Cap
      Interest                                                            0.00
     Excess Spread used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Excess Spread used to satisfy Unreimbursed Class A Investor
      Charge-offs                                                         0.00
     Remaining Class A Required Amount                                    0.00

    Excess Spread used to satisfy Class B Required Amount                 0.00
     Excess Spread used to satisfy Unpaid Class B Monthly Cap
      Interest                                                            0.00
     Excess Spread used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Excess Spread used to satisfy Unreimbursed Class B Investor
      Charge-offs                                                         0.00
     Remaining Class B Required Amount                                    0.00

    Shared Finance Charges used to satisfy Remaining Class A
      Required Amount                                                     0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Cap Interest                                                        0.00
     Shared Finance Charges used to satisfy Unpaid Class A Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class A
      Required Amount                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A
      Monthly Cap Interest                                                0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class A
      Monthly Servicing Fee                                               0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

    Class B Reallocated Amount used to satisfy Remaining Class A
      Required Amount                                                     0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A
      Monthly Cap Interest                                                0.00
     Class B Reallocated Amount used to satisfy Unpaid Class A
      Monthly Servicing Fee                                               0.00
     Class B Reallocated Amount used to satisfy Unreimbursed Class A
      Investor Charge-offs                                                0.00
     Remaining Class A Required Amount                                    0.00

    Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-offs                                                 0.00

    Shared Finance Charges used to satisfy Remaining Class B
      Required Amount                                                     0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Cap Interest                                                        0.00
     Shared Finance Charges used to satisfy Unpaid Class B Monthly
      Servicing Fee                                                       0.00
     Shared Finance Charges used to satisfy Unreimbursed Class B
      Investor Charge-offs                                                0.00
     Remaining Class B Required Amount                                    0.00

    Cash Collateral Withdrawal used to satisfy Remaining Class B
      Required Amount                                                     0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B
      Monthly Cap Interest                                                0.00
     Cash Collateral Withdrawal used to satisfy Unpaid Class B
      Monthly Servicing Fee                                               0.00
     Cash Collateral Withdrawal used to satisfy Unreimbursed Class B
      Investor Charge-offs                                                0.00
     Remaining Class B Required Amount                                    0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                        0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                        0.00

    Excess Spread used to satisfy reimbursements of Class B Interest      0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                   0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                             0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                             0.00

    Excess Spread used to satisfy payments per Loan Agreement     1,079,048.76

    Excess Spread used to satisfy Class A Excess Interest                 0.00

    Excess Spread used to satisfy Class B Excess Interest                 0.00

    Remaining Excess Servicing (dollars)                          1,062,365.43
    Remaining Excess Servicing (percentage of Investor Interest)         3.19%

    Class A Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                 0.00

    Class A Charge-offs                                                   0.00
    Unreimbursed Class A Charge Offs                                      0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment       0.00

    Class A Monthly Servicing Fee Shortfall                               0.00

    Class B Investor Certificate Interest Shortfall                       0.00

    Class B Charge-offs                                                   0.00
    Unreimbursed Class B Charge Offs                                      0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment       0.00

    Class B Monthly Servicing Fee Shortfall                               0.00

    Available Principal Collections                              38,504,258.35

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                           0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                           0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                  40,511,136.98

    (Net Deposit)/Draws on Shared Principal Collections                   0.00

    Required Shared Finance Charge Collections from other Series          0.00
    Draw on Shared Finance Charge Collections from other Series           0.00

    Withdrawal from Cash Collateral Account                               0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                 0.00

    Required Shared Finance Charge Collections for other Series           0.00
    Deposit of Shared Finance Charge Collections for other Series         0.00

    Total Distribution to Class A Investors                       1,863,887.23
    Total Distribution to Class A Investors per $1,000 Invested           4.90

    Total Distribution to Class B Investors                         100,682.66
    Total Distribution to Class B Investors per $1,000 Invested           5.03

 3.  Calculation of Certificate Interest

     Class A Certificate Rate                                         5.69609%
     Class A Interest Rate Cap Provider Deposit                           0.00

     Previous Month's Class A Deficiency Amount                           0.00

     Class A Interest at the Certificate Rate + 0.5% on
      Deficiency Amount                                                   0.00

     This Month Class A Certificate Interest                      1,863,887.23

     Expected Class A Principal                                 380,000,000.00
     This Month Class A Cap Shortfall                                     0.00
     Class A Excess Interest                                              0.00

     Total Class A Interest Distributable to Class A
      Certificateholders                                          1,863,887.23
     Total Class A Interest Distributable per $1,000 of
      Class A Original Investment                                         4.90

     Class B Certificate Rate                                         5.84609%
     Class B Interest Rate Cap Provider Deposit                           0.00

     Previous Month's Class B Deficiency Amount                           0.00

     Class B Interest at the Certificate Rate + 0.5% on
      Deficiency Amount                                                   0.00

     This Month Class B Certificate Interest                        100,682.66

     Expected Class B Principal                                  20,000,000.00
     This Month Class B Cap Shortfall                                     0.00
     Class B Excess Interest                                              0.00

     Total Class B Interest Distributable to Class B
      Certificateholders                                            100,682.66
     Total Class B Interest Distributable per $1,000 of Class B
      Original Investment                                                 5.03

     Total Certificate Interest Distributable to
      Certificateholders                                          1,964,569.88
     Total Certificate Interest Distributable per $1,000 of
      Original Investment                                                 4.91

 4.  Calculation of Monthly Principal

     Beginning Investor Interest                                400,000,000.00

     Beginning Class A Interest                                 380,000,000.00

     Class A Available Principal Collections                     36,579,045.44
     Class A Monthly Unreimbursed Charge-Offs                             0.00
     Total Class A Monthly Principal                             38,485,580.14

     Class A Monthly Principal Reinvested in Receivables         38,485,580.14

     Class A Controlled Amortization Amount                               0.00

     Maximum Monthly Principal to Class A Certificateholders              0.00

     Class A Deficit Controlled Amortization Amount                       0.00

     Monthly Principal Payable to Class A Certificateholders              0.00
     Class A Monthly Principal Payable per $1,000 of Original
      Investment                                                          0.00

     Beginning Class B Interest                                  20,000,000.00

     Class B Available Principal Collections                      1,925,212.92
     Class B Monthly Unreimbursed Charge-Offs                             0.00
     Total Class B Monthly Principal                              2,025,556.84

     Class B Reallocated Principal                                        0.00
     Prior Month's Cumulative Class B Reallocated Principal               0.00
     Class B Reduction of Interest                                        0.00
     Prior Month's Cumulative Class B Reduction of Interest               0.00

     Class B Monthly Principal Reinvested in Receivables          2,025,556.84

     Class B Controlled Amortization Amount                               0.00

     Maximum Monthly Principal to Class B Certificateholders              0.00

     Required Shared Principal Collections for other Series               0.00
     Deposit of Shared Principal Collections for other Series             0.00
     Required Shared Principal Collections from other Series              0.00
     Draw on Shared Principal Collections from other Series               0.00

     Class B Deficit Controlled Amortization Amount                       0.00

     Monthly Principal Payable to Class B Certificateholders              0.00
     Class B Monthly Principal Payable per $1,000 of Original
      Investment                                                          0.00

     Ending Investor Interest                                   400,000,000.00
     Ending Class A Interest                                    380,000,000.00
     Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                     1.0000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                          380,000,000.00
   Beginning Class B Investor Interest                           20,000,000.00
   Beginning Investor Interest                                  400,000,000.00

   Class A Monthly Servicing Fee                                    633,333.33
   Class B Monthly Servicing Fee                                     33,333.33
   Total Monthly Servicing Fee                                      666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                   36,000,000.00

    Required Cash Collateral Account Amount                      36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement     1,079,048.76

    Cash Collateral Account Deposits                                      0.00

    Reinvestment Income Received on Cash Collateral Account          38,686.18

    Aggregate Cash Collateral Account Draws                               0.00

    Available Cash Collateral Amount (Dollars)                   36,000,000.00
    Available Cash Collateral Amount (Percentage)                        9.00%

 8.  Past Due Statistics
     (past due on a contractual basis)

     1-30 days past due    Dollars                              101,299,788.30
                           Percent Dollars                               5.98%
                           Number of Accts                              36,452
                           Percent Number of Accts                       2.92%

     31-60 days past due   Dollars                               25,292,436.04
                           Percent Dollars                               1.49%
                           Number of Accts                               8,680
                           Percent Number of Accts                       0.69%

     61-90 days past due   Dollars                               16,240,685.29
                           Percent Dollars                               0.96%
                           Number of Accts                               5,421
                           Percent Number of Accts                       0.43%

     91-120 days past due  Dollars                               11,514,202.23
                           Percent Dollars                               0.68%
                           Number of Accts                               3,631
                           Percent Number of Accts                       0.29%

     121-150 days past due Dollars                                9,021,635.94
                           Percent Dollars                               0.53%
                           Number of Accts                               2,710
                           Percent Number of Accts                       0.22%

     151-180 days past due Dollars                                7,362,991.95
                           Percent Dollars                               0.43%
                           Number of Accts                               2,113
                           Percent Number of Accts                       0.17%

     181 + days past due   Dollars                               12,444,065.84
                           Percent Dollars                               0.73%
                           Number of Accts                               3,489
                           Percent Number of Accts                       0.28%
 9. Base Rate Calculation

    Base Rate                                                            7.70%

    Portfolio Yield   (net of losses)                                   11.13%

    Excess of Portfolio Yield over Base Rate                             3.43%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                               1,139
    Ending Number of Accounts                                        1,249,296


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

 Number of Months Series in Existence                                        1
 Monthly Period Ended                                            July 31, 1996
 Distribution Date                                             August 15, 1996
 Determination Date                                             August 9, 1996
 Number of Days in Period                                                   31

 1. Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables      1,709,546,778.56

    Principal Collections on the Receivables                    164,562,077.07

    Finance Charge Receivables                                   24,434,398.04

    Receivables in Defaulted Accounts                             8,577,132.27

    End of Month - Aggregate Principal Receivables            1,694,424,654.71

    Investor Interest Series 1993-1                              66,666,666.67
    Investor Interest Series 1994-1                             200,000,000.00
    Investor Interest Series 1994-2                             400,000,000.00
    Investor Interest Series 1995-1                             400,000,000.00
    Investor Interest Series 1996-1                             400,000,000.00
    Seller Principal Receivables                                227,757,988.04

    Total Investor Percentage with respect to...
                           Finance Charges                         23.6068331%
                           Charged-Off Accounts                    23.6068331%
                           Principal Receivables                   11.8034165%

    Class A Percentage with respect to...
                           Finance Charges                         22.3674743%
                           Charged-Off Accounts                    22.3674743%
                           Principal Receivables                   11.1837372%

    Class B Percentage with respect to...
                           Finance Charges                          1.2393587%
                           Charged-Off Accounts                     1.2393587%
                           Principal Receivables                    0.6196794%

    Seller Percentage with respect to ...
                           Finance Charges                         13.4416120%
                           Charged-Off Accounts                    13.4416120%
                           Principal Receivables                   17.3760842%

 2.  Allocation of Funds in Collection Account

     Class A Available Finance Charge Collections                 5,417,012.84

     Class A Monthly Cap Interest Payable to Class A
      Certificateholders
     (See "Calculation of Certificate Interest" #3)               1,842,664.21
       Unpaid Class A Monthly Cap Interest                                0.00

     Class A Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)                631,666.67
      Unpaid Class A Monthly Servicing Fee                                0.00

     Class A Investor Default Amount                              1,901,517.51
     Unreimbursed Class A Investor Charge-offs                            0.00

     Excess Spread from Class A Finance Charge Collections        1,041,164.46

     Class A Required Amount                                              0.00

     Class B Available Finance Charge Collections                   300,151.11

     Class B Monthly Cap Interest Payable to Class B
      Certificateholders
     (See "Calculation of Certificate Interest" #3)                 104,812.63
      Unpaid Class B Monthly Cap Interest                                 0.00

     Class B Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
      Unpaid Class B Monthly Servicing Fee                                0.00

     Class B Investor Default Amount                                105,361.13
     Unreimbursed Class B Investor Charge-offs                            0.00

     Excess Spread from Class B Finance Charge Collections           54,977.35

     Class B Required Amount                                              0.00

     Total Excess Spread                                          1,096,141.81

     Excess Spread used to Satisfy Class A Required Amount                0.00
      Excess Spread used to satisfy Unpaid Class A Monthly
       Cap Interest                                                       0.00
      Excess Spread used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                      0.00
      Excess Spread used to satisfy Unreimbursed Class A
       Investor Charge-offs                                               0.00
      Remaining Class A Required Amount                                   0.00

     Excess Spread used to satisfy Class B Required Amount                0.00
      Excess Spread used to satisfy Unpaid Class B Monthly
       Cap Interest                                                       0.00
      Excess Spread used to satisfy Unpaid Class B Monthly
       Servicing Fee                                                      0.00
      Excess Spread used to satisfy Unreimbursed Class B
       Investor Charge-offs                                               0.00
      Remaining Class B Required Amount                                   0.00

     Shared Finance Charges used to satisfy Remaining Class A
       Required Amount                                                    0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Cap Interest                                                       0.00
      Shared Finance Charges used to satisfy Unpaid Class A Monthly
       Servicing Fee                                                      0.00
      Shared Finance Charges used to satisfy Unreimbursed Class A
       Investor Charge-offs                                               0.00
      Remaining Class A Required Amount                                   0.00

      Cash Collateral Withdrawal used to satisfy Remaining Class A
        Required Amount                                                   0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A
        Monthly Cap Interest                                              0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class A
        Monthly Servicing Fee                                             0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed
        Class A Investor Charge-offs                                      0.00
       Remaining Class A Required Amount                                  0.00

      Class B Reallocated Amount used to satisfy Remaining Class A
        Required Amount                                                   0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Cap Interest                                              0.00
       Class B Reallocated Amount used to satisfy Unpaid Class A
        Monthly Servicing Fee                                             0.00
       Class B Reallocated Amount used to satisfy Unreimbursed Class A
        Investor Charge-offs                                              0.00
       Remaining Class A Required Amount                                  0.00

      Class B Investor Interest used to satisfy Unreimbursed Class A
        Investor Charge-offs                                              0.00

      Shared Finance Charges used to satisfy Remaining Class B
        Required Amount                                                   0.00
       Shared Finance Charges used to satisfy Unpaid Class B
        Monthly Cap Interest                                              0.00
       Shared Finance Charges used to satisfy Unpaid Class B
        Monthly Servicing Fee                                             0.00
       Shared Finance Charges used to satisfy Unreimbursed Class B
        Investor Charge-offs                                              0.00
       Remaining Class B Required Amount                                  0.00

      Cash Collateral Withdrawal used to satisfy Remaining Class B
        Required Amount                                                   0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B
        Monthly Cap Interest                                              0.00
       Cash Collateral Withdrawal used to satisfy Unpaid Class B
        Monthly Servicing Fee                                             0.00
       Cash Collateral Withdrawal used to satisfy Unreimbursed
        Class B Investor Charge-offs                                      0.00
       Remaining Class B Required Amount                                  0.00

      Excess Spread used to satisfy interest on overdue Class A
      (See "Calculation of Certificate Interest" #3)                      0.00

      Excess Spread used to satisfy interest on overdue Class B
      (See "Calculation of Certificate Interest" #3)                      0.00

      Excess Spread used to satisfy reimbursements of Class B
       Interest                                                           0.00

      Excess Spread used to satisfy deposits into Required Cash
       Collateral Account                                                 0.00

      Excess Spread used to satisfy shortfalls of the Class A
       Interest Payments                                                  0.00

      Excess Spread used to satisfy shortfalls of the Class B
       Interest Payments                                                  0.00

      Excess Spread used to satisfy payments per Loan Agreement   1,096,141.81

      Excess Spread used to satisfy Class A Excess Interest               0.00

      Excess Spread used to satisfy Class B Excess Interest               0.00

      Remaining Excess Servicing (dollars)                        1,068,425.25
      Remaining Excess Servicing (percentage of Investor
       Interest)                                                         3.21%

      Class A Investor Certificate Interest Shortfall
       (Deficiency Amounts)                                               0.00

      Class A Charge-offs                                                 0.00
      Unreimbursed Class A Charge Offs                                    0.00
      Unreimbursed Class A Charge Offs per $1,000 Original Investment     0.00

      Class A Monthly Servicing Fee Shortfall                             0.00

      Class B Investor Certificate Interest Shortfall                     0.00

      Class B Charge-offs                                                 0.00
      Unreimbursed Class B Charge Offs                                    0.00
      Unreimbursed Class B Charge Offs per $1,000 Original Investment     0.00

      Class B Monthly Servicing Fee Shortfall                             0.00

      Available Principal Collections                            19,252,129.18

      Monthly Principal Payable To Class A Certificateholders
      (See "Calculation of Monthly Principal" #4)                         0.00

      Monthly Principal Payable To Class B Certificateholders
      (See "Calculation of Monthly Principal" #4)                         0.00

      Monthly Principal Reinvested In Receivables
      (See "Calculation of Monthly Principal" #4)                21,259,007.81

      (Net Deposit)/Draws on Shared Principal Collections                 0.00

      Required Shared Finance Charge Collections from other Series        0.00
      Draw on Shared Finance Charge Collections from other Series         0.00

      Withdrawal from Cash Collateral Account                             0.00

      Class B Investor Certificate Interest Shortfall
       (Deficiency Amounts)                                               0.00

      Required Shared Finance Charge Collections for other Series         0.00
      Deposit of Shared Finance Charge Collections for other Series       0.00

      Total Distribution to Class A Investors                     1,842,664.21
      Total Distribution to Class A Investors per $1,000
       Invested                                                           4.86

      Total Distribution to Class B Investors                       104,812.63
      Total Distribution to Class B Investors per $1,000
       Invested                                                           4.99

 3.  Calculation of Certificate Interest

     Class A Certificate Rate                                         5.64609%
     Class A Interest Rate Cap Provider Deposit                           0.00

     Previous Month's Class A Deficiency Amount                           0.00

     Class A Interest at the Certificate Rate + 0.5% on
      Deficiency Amount                                                   0.00

     This Month Class A Certificate Interest                      1,842,664.21

     Expected Class A Principal                                 379,000,000.00
     This Month Class A Cap Shortfall                                     0.00
     Class A Excess Interest                                              0.00

     Total Class A Interest Distributable to Class A
      Certificateholders                                          1,842,664.21
     Total Class A Interest Distributable per $1,000 of
      Class A Original Investment                                         4.86

     Class B Certificate Rate                                         5.79609%
     Class B Interest Rate Cap Provider Deposit                           0.00

     Previous Month's Class B Deficiency Amount                           0.00

     Class B Interest at the Certificate Rate + 0.5% on
      Deficiency Amount                                                   0.00

     This Month Class B Certificate Interest                        104,812.63

     Expected Class B Principal                                  21,000,000.00
     This Month Class B Cap Shortfall                                     0.00
     Class B Excess Interest                                              0.00

     Total Class B Interest Distributable to Class B
      Certificateholders                                            104,812.63
     Total Class B Interest Distributable per $1,000 of Class B
      Original Investment                                                 4.99

     Total Certificate Interest Distributable to
      Certificateholders                                          1,947,476.83
     Total Certificate Interest Distributable per $1,000 of
      Original Investment                                                 4.87

 4.  Calculation of Monthly Principal

     Beginning Investor Interest                                400,000,000.00

     Beginning Class A Interest                                 379,000,000.00

     Class A Available Principal Collections                     18,241,392.39
     Class A Monthly Unreimbursed Charge-Offs                             0.00
     Total Class A Monthly Principal                             20,142,909.90

     Class A Monthly Principal Reinvested in Receivables         20,142,909.90

     Class A Controlled Amortization Amount                               0.00

     Maximum Monthly Principal to Class A Certificateholders              0.00

     Class A Deficit Controlled Amortization Amount                       0.00

     Monthly Principal Payable to Class A Certificateholders              0.00
     Class A Monthly Principal Payable per $1,000 of Original
      Investment                                                          0.00

     Beginning Class B Interest                                  21,000,000.00

     Class B Available Principal Collections                      1,010,736.78
     Class B Monthly Unreimbursed Charge-Offs                             0.00
     Total Class B Monthly Principal                              1,116,097.91

     Class B Reallocated Principal                                        0.00
     Prior Month's Cumulative Class B Reallocated Principal               0.00
     Class B Reduction of Interest                                        0.00
     Prior Month's Cumulative Class B Reduction of Interest               0.00

     Class B Monthly Principal Reinvested in Receivables          1,116,097.91

     Class B Controlled Amortization Amount                               0.00

     Maximum Monthly Principal to Class B Certificateholders              0.00

     Required Shared Principal Collections for other Series               0.00
     Deposit of Shared Principal Collections for other Series             0.00
     Required Shared Principal Collections from other Series              0.00
     Draw on Shared Principal Collections from other Series               0.00

     Class B Deficit Controlled Amortization Amount                       0.00

     Monthly Principal Payable to Class B Certificateholders              0.00
     Class B Monthly Principal Payable per $1,000 of Original
      Investment                                                          0.00

     Ending Investor Interest                                   400,000,000.00
     Ending Class A Interest                                    379,000,000.00
     Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                      1.000000

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                       2.00%

   Beginning Class A Investor Interest                          379,000,000.00
   Beginning Class B Investor Interest                           21,000,000.00
   Beginning Investor Interest                                  400,000,000.00

   Class A Monthly Servicing Fee                                    631,666.67
   Class B Monthly Servicing Fee                                     35,000.00
   Total Monthly Servicing  Fee                                     666,666.67

7. Cash Collateral Account Activity

   Beginning of Month Balance                                    36,000,000.00

   Required Cash Collateral Account Amount                       36,000,000.00

   Excess Spread used to satisfy payments per Loan Agreement      1,096,141.81

   Cash Collateral Account Deposits                                       0.00

   Reinvestment Income Received on Cash Collateral Account           38,975.26

   Aggregate Cash Collateral Account Draws                                0.00

   Available Cash Collateral Amount     (Dollars)                36,000,000.00
   Available Cash Collateral Amount     (Percentage)                     9.00%

8. Past Due Statistics
   (past due on a contractual basis)

   1-30 days past due      Dollars                              101,299,788.30
                           Percent Dollars                               5.98%
                           Number of Accts                              36,452
                           Percent Number of Accts                       2.92%

   31-60 days past due     Dollars                               25,292,436.04
                           Percent Dollars                               1.49%
                           Number of Accts                               8,680
                           Percent Number of Accts                       0.69%

   61-90 days past due     Dollars                               16,240,685.29
                           Percent Dollars                               0.96%
                           Number of Accts                               5,421
                           Percent Number of Accts                       0.43%

   91-120 days past due    Dollars                               11,514,202.23
                           Percent Dollars                               0.68%
                           Number of Accts                               3,631
                           Percent Number of Accts                       0.29%

   121-150 days past due   Dollar                                 9,021,635.94
                           Percent Dollars                               0.53%
                           Number of Accts                               2,710
                           Percent Number of Accts                       0.22%

   151-180 days past due   Dollars                                7,362,991.95
                           Percent Dollars                               0.43%
                           Number of Accts                               2,113
                           Percent Number of Accts                       0.17%

   181 + days past due     Dollars                               12,444,065.84
                           Percent Dollars                               0.73%
                           Number of Accts                               3,489
                           Percent Number of Accts                       0.28%

9.  Base Rate Calculation

    Base Rate                                                            7.65%

    Portfolio Yield   (net of losses)                                   11.13%

    Excess of Portfolio Yield over Base Rate                             3.48%

10. Number of Accounts in the Trust

    Number of Additional Accounts                                            0
    Number of Removed Accounts                                               0
    Number of Automatic Additonal Accounts                               1,139
    Ending Number of Accounts                                        1,249,296